Supplement to the Prospectuses

CREDIT SUISSE LARGE CAP BLEND FUND
CREDIT SUISSE LARGE CAP GROWTH FUND
CREDIT SUISSE LARGE CAP VALUE FUND
CREDIT SUISSE MID-CAP CORE FUND
CREDIT SUISSE SMALL CAP CORE FUND
CREDIT SUISSE TRUST – BLUE CHIP PORTFOLIO
CREDIT SUISSE TRUST – LARGE CAP VALUE PORTFOLIO
CREDIT SUISSE TRUST – MID-CAP CORE PORTFOLIO
CREDIT SUISSE TRUST – SMALL CAP CORE I PORTFOLIO

The following information supersedes or supplements certain information in the funds' Prospectuses.

Eric Leng (see biography below) joins the Credit Suisse Quantitative Strategies Group, which is responsible for the day-to-day portfolio management of the funds. The team currently consists of Joseph Cherian, William Weng and Todd Jablonski. Mr. Cherian and Mr. Weng are the lead managers of the Credit Suisse Quantitative Strategies Group.

Team Member Biography

Eric Leng, Director, joined Credit Suisse Asset Management, LLC in 2007. He is a Senior Portfolio Manager focusing on structured equity portfolios. From 2005 to 2007, he founded and served as the Managing Partner at Clotho Investment Group, an exclusive outside manager for the multi-strategy hedge fund of Millennium Partners. From 2002 to 2005, he was a Portfolio Manager responsible for the market neutral product at DuPont Capital Management. Previously, he was a Senior Investment Analyst at American Century Investment. Mr. Leng holds a Ph.D. in Biomedical Sciences from the Baylor College of Medicine, an MBA in Finance from the University of Pennsylvania's Wharton School and a B.Sc in Molecular Engineering from the University of Science and Technology of China. He is a CFA charterholder.

Dated: July 26, 2007	16-0707 for LCB-PRO-CMN LCB-PRO-LOAD LCG-PRO-CMN LCG-PRO-ADV LCG-PRO-LOAD USEQVAL-PRO-LOAD LCV-PRO-ADV USEQGTH-PRO-CMN MCC-PRO-ADV MCC-PRO-LOAD SCC-PRO-CMN TRBLC-PRO TRLCV-PRO TRMCC-PRO TRSCC-PRO 2007-013